Valued Advisers Trust

LS Opportunity Fund (LSOFX)

Supplement dated April 16, 2014

To the Fund’s Prospectus dated September 30, 2013

The Board of Trustees approved a request by Long Short Advisors, LLC, the investment adviser to the LS Opportunity Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will hold a greater number of securities than a non-diversified fund. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Effective immediately, the Fund’s prospectus is hereby revised as follows:

The risk entitled “Non-Diversification Risk” under the section entitled “Principal Risks” is hereby deleted in its entirety.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 30, 2013 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Valued Advisers Trust

LS Opportunity Fund (LSOFX)

Supplement dated April 16, 2014

To the Fund’s Statement of Additional Information dated September 30, 2013

The Board of Trustees approved a request by Long Short Advisors, LLC, the investment adviser to the LS Opportunity Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will hold a greater number of securities than a non-diversified fund. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Effective immediately, the Fund’s SAI is hereby revised as follows:

1. The first sentence under the section entitled “Description of the Trust and the Fund” is hereby deleted in its entirety and replaced with the following:

The LS Opportunity Fund (“the Fund”) is organized as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Fund’s policies with respect to diversification are fundamental and may not be changed without shareholder approval or as otherwise allowed by applicable rules, guidelines, orders and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

2. The section entitled “Non-Diversification Risk” under the heading “Additional Information About Fund Investments and Risk Considerations” is hereby deleted in its entirety.

3. The following is added as a fundamental investment restriction under the section entitled “Investment Limitations.”

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE